UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 16, 2005


                              TAG-IT PACIFIC, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   1-13669                    95-4654481
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)


                21900 BURBANK BLVD., SUITE 270
                  WOODLAND HILLS, CALIFORNIA                      91367
            (Address of Principal Executive Offices)           (Zip Code)


                                 (818) 444-4100
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On December 16, 2005, Tag-It Pacific, Inc. engaged Singer Lewak Greenbaum & Goldstein LLP ("SLGG") as its independent registered public accounting firm, effective immediately.

         The decision to engage SLGG was approved by the Audit Committee of our Board of Directors.

         During the two most recent completed fiscal years and through December 16, 2005, we did not consult SLGG regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was the subject of a disagreement or a "reportable event" as such term is described in item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On December 16, 2005, August DeLuca notified us that he would be resigning as our Chief Financial Officer, effective as of January 20, 2005. Mr. DeLuca will remain as Chief Financial Officer until the effective date of his resignation.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TAG-IT PACIFIC, INC.



Date:    December 19, 2005          By:   /s/ August DeLuca
                                       -----------------------------------------
                                          August DeLuca, Chief Financial Officer


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